UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Lpath, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LPATH, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of Lpath, Inc. will be held at the offices of Lpath, Inc., 6335 Ferris Square, Suite A, San Diego, CA 92121 on June 29, 2006 at 10:30 a.m. Pacific Daylight Time, for the following purposes:

1.	To elect four directors;

2.	To amend the Company’s 2005 Stock Option/Stock Issuance Plan to increase number of shares of common stock available under the plan from 4,340,000 shares to 5,340,000 shares;

3.	To ratify the appointment of Levtiz, Zacks & Ciceric as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

4.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and at any reconvened meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our by-laws. Stockholders of record at the close of business on May 10, 2006 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Scott R. Pancoast
Scott R. Pancoast President, Chief Executive Officer, and Secretary

May 15, 2006

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD JUNE 29, 2006

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Lapth, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 6335 Ferris Square, Suite A, San Diego, California 92121 (“Lpath” or the “Company”) to be voted at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 29, 2006 at the offices of Lpath, Inc. at 6335 Ferris Square, Suite A, San Diego, CA 92121 at 10:30 a.m. Pacific Daylight Time, and any adjournment thereof. When a proxy is properly executed and returned to Lpath in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy. If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval, except for proposal two. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. This proxy statement and the accompanying proxy are being sent to stockholders on or about May 15, 2006.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised (i) by written notice of revocation given to the Secretary of the Company, (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken), or (iii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Abstentions, Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality. For ratification of the appointment of the Company’s independent auditors, the affirmative vote of a majority of the shares entitled to vote on such matter is required for approval. The vote on each proposal submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present and voting on each proposal. Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

Record Date, Quorum, Voting

Holders of record of our shares of Class A common stock, par value $0.001 per share (“Common Stock”), our only class of issued and outstanding voting securities, at the close of business on May 10, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. There were [24,611,393] shares of Common Stock outstanding as of the Record Date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders, except in regard to the election of directors for which there will be cumulative voting as described under the heading “Cumulative Voting” on page 8 of this proxy statement. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominees for re-election four directors currently serving on the Board. See “Nominees for Director” below for profiles of the nominees. After the election of the directors at the meeting, the Company’s Board will have 4 directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity. The Board expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

Nominees for Director

The following persons have been nominated by the Board of Directors for re-election to the Board of Directors at the Annual Meeting:

Name	Age	Position
Scott Pancoast	48	President, Chief Executive Office, Secretary and Director
Roger Sabbadini	58	Vice President, Chief Scientific Officer and Director
John Lyon (1) (2)	60	Director
Charles Mathews (1) (2)	68	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

                The following sets forth certain information regarding our executive officers as of May 14, 2006 (biographical descriptions below which reference dates prior to November 30, 2005 relate to such officer’s role in Lpath Therapeutics Inc., our wholly-owned subsidiary):

Name	Age	Position
Scott Pancoast	48	President, Chief Executive Officer and Secretary
Roger Sabbadini, Ph.D.	58	Vice President, Chief Scientific Officer
William Garland, Ph.D.	61	Vice President, Drug Development
Gary Atkinson	54	Vice President, Chief Financial Officer
John R. Lyon	60	Director
Charles Mathews	68	Director

Scott R. Pancoast
Chief Executive Officer, President, Secretary, and Director

Mr. Pancoast has served as the President and Chief Executive Officer of Lpath since March 2005, and as a Director of the company since 1998. Prior to joining Lpath, from 1994 to 2005 Mr. Pancoast was the Executive Vice President of Western States Investment Corporation (“WSIC”), a private San Diego venture capital fund. He has served as the CEO or interim CEO for six start-up companies, and has been a member of the board of directors for over 15 companies, including two public companies. From 1986 to 1994 Mr. Pancoast was with National Sanitary Supply Company, where he was a member of the Board of Directors and served in various management positions including Senior Vice President - Operations and Chief Financial Officer. Mr. Pancoast currently serves on the board of iVOW, Inc. [NASDAQ: IVOW].   He is a graduate of the Harvard Business School and the University of Virginia.

Roger A. Sabbadini, Ph.D.
Scientific Founder, Vice President, Chief Scientific Officer, and Director

Dr. Sabbadini founded Lpath in 1997 and has served as the Chief Scientific Officer since its inception. Dr. Sabbadini has been a professor of Biology at San Diego State University for over 27 years, and is the founder of three biotechnology companies incubated out of San Diego State University. Sabbadini's lab is focused on developing novel therapeutics for the treatment of sphingolipid-related diseases. Dr. Sabbadini is a Charter Member of the SDSU Molecular Biology Institute and a Charter Member of the SDSU Heart Institute. He holds a Ph.D. from the University of California, Davis.

William A. Garland, Ph.D.
Vice President, Drug Development

Dr. Garland joined Lpath in 2002 as Vice President of Research and Development. In December 2005 he was appointed Vice President, Drug Development. He also served as a Director of the company from 2002 to 2005. Dr. Garland has 27 years’ experience in the pharmaceutical industry, 17 of which were primarily in pre-clinical development, discovery support, and clinical pharmacology. Dr. Garland is knowledgeable in all phases of drug development, from discovery to post-marketing. He has technical expertise in pharmacokinetics, drug metabolism, medicinal chemistry, regulatory science, and bioanalytical chemistry. He earned a Ph.D. from the University of Washington.

Gary J. G. Atkinson
Vice President, Chief Financial Officer

Mr. Atkinson joined Lpath as Vice President, Chief Financial Officer in 2005. He has more than 20 years of financial management experience. Prior to joining Lpath, Mr. Atkinson served, from 2001 to 2005 as Senior Vice President and Chief Financial Officer at Quorex Pharmaceuticals, Inc., a drug discovery company. From 1995 to 2000, Mr. Atkinson served as Vice President of Finance at Isis Pharmaceuticals, a publicly held pharmaceutical research and development company. He began his career with Ernst & Young and holds a B.S. from Brigham Young University.

John R. Lyon
Director

Mr. Lyon is an independent consultant in the healthcare industry. Previously, from April 2005 to March 2006, Mr. Lyon was President and Chief Executive Officer of Leptos Biomedical, Inc., an early-stage medical device company.  In 1993 Mr. Lyon co-founded Vista Medical Technologies, Inc. (now IVOW, Inc.) and served as President from July 1993 until February 2005, as Chief Executive Officer from December 1996 until March 2005 and as a Director since July 1995.  Prior to IVOW, Mr. Lyon served with Cooper Companies from January 1991 to January 1993, initially as President of the International Division and subsequently as President of Cooper Surgical.  Mr. Lyon serves on the board of iVOW, Inc. [NASDAQ: IVOW].   Mr. Lyon holds a B.A. from the University of Durham, United Kingdom.

Charles A. Mathews
Director

Mr. Mathews has been the Chairman of Avanir Pharmaceuticals (AMEX:AVN-R), a drug development and marketing company, since March 2005. He is an active private investor. Most recently, Mr. Mathews served as the past president of the San Diego Tech Coast Angels, part of an affiliation of over 200 accredited “angel” investors active in the life science and technology industries. From April 2002 until

January 2004, Mr. Mathews served as the President and Chief Executive Officer of DermTech International, a privately held contract research organization focused on dermal and transdermal drugs. From 1996 to April 2002, Mr. Mathews was an independent management consultant, providing CEO-level consulting services to various public and private companies. He continues to serve as a director for several privately held companies.

There are no family relationships between any of the officers and directors.

Cumulative Voting.

Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, four votes per share). A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as such stockholder wishes, either by so marking his ballot at the meeting or by specific voting instructions sent to the Company with a signed proxy. In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited. Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying proxy to vote the proxies in such manner as will elect as directors the nominees named above and in the accompanying proxy card.

If you choose to cumulate your votes, you will need to submit a proxy card or a ballot, and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

Vote required.

Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned four nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

During the year ended December 31, 2005, the Board of Directors did not meet at all and it took action by unanimous written consent four times. The Company had no committees of the Board of Directors during the year ended December 31, 2005. From January 1, 2005 until December 2, 2005, the Company had one director, Ruth Selmon. On November 30, 2005, in connection with the Company’s acquisition of Lpath Therapeutics Inc., the Company’s board of directors was increased from one to five members and Ms. Selmon appointed Scott Pancoast as director to fill one of the vacancies. On December 2, 2005, Ms. Selmon resigned from the Board. On December 16, 2005, ten days after the Company mailed a notice to its stockholders on Schedule 14f-1, Mr. Pancoast appointed Roger Sabbadini, Ph.D. and John Lyon to fill two of the four vacancies on the Board.

The Compensation Committee. The Compensation Committee of the Board of Directors, currently consisting of Messrs. John Lyon (director) and Charles Mathews (director), makes proposals to the full Board of Directors for officer compensation programs, including salaries, option grants and other forms of compensation. The Compensation Committee did not meet in 2005. Each member of the Compensation Committee is an “independent director” as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200).

The Compensation Committee operates pursuant to a charter, approved by the Board of Directors on March 4, 2006, that complies with the corporate governance standards of the Nasdaq Stock Market. A copy of this charter is attached to this proxy statement as Appendix A hereto.

Compensation Committee Interlocks and Insider Participation. There are no Compensation Committee interlocks.

The Audit Committee. The Audit Committee of the Board of Directors, currently consisting of Messrs. Lyon (director) and Mathews (director), recommends the firm to be employed as the Company’s independent public accountants, and oversees the Company’s audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records. The Audit Committee did not meet in 2005.

Each current member of the Audit Committee is an “independent director” as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200). The Company’s Board of Directors has determined that Mr. Mathews is an audit committee financial expert" within the applicable definition of the Securities and Exchange Commission.

The Audit Committee operates under a charter that was approved by the Board of Directors on April 25, 2006. A copy of this charter is attached to this proxy statement for the 2006 annual meeting of stockholders as Appendix B hereto.

Compensation of Directors

On March 4, 2006, our Board of Directors and its Compensation Committee finalized new compensation arrangements for our independent directors. The compensation arrangements became effective as of March 4, 2006 and shall apply only to our directors who qualify as an “independent director” as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200). The terms of the compensation arrangements are as follows:

•	Independent directors shall receive an annual payment of $25,000, which is payable in equal quarterly payments.

•
The independent directors shall receive a stock option grant that vests over a four-year period and is intended to be the sole non-cash compensation paid to independent directors. On March 4, 2006, independent directors were each granted 50,000 stock options to purchase Common Stock under our 2005 Stock Option/Stock Issuance plan. These options vest as follows: (i) 25% on the first anniversary of the date of grant and (ii) the remaining 75% vests in equal monthly installments over a three-year period. The exercise price of such options is $1.25 per share. Such stock options shall expire March 4, 2016.

Directors who are also executive officers of the Company are not paid additional compensation for serving as directors.

Director Attendance At Annual Meeting

The Company encourages members of the Board of Directors to attend annual meetings. Part of that encouragement from the Company consists of a reimbursement policy. The Company reimburses directors for reasonable out-of-pocket expenses incurred by directors in attending an annual meeting.

CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics for our employees, officers and directors, a copy of which is attached as Exhibit 14.1 to our annual report on Form 10-KSB for the year ended December 31, 2005. This code constitutes a “code of ethics” as defined by the rules of the Securities and Exchange Commission. This code also contains “whistle blower” procedures adopted by our audit committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters.

Director Independence

We currently have two “independent directors” as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200), and two non-independent directors. In assessing director independence, we follow the criteria of the Nasdaq Stock Market. Our current independent directors are John Lyon and Charles Mathews.

Director Nomination Process

General

The Board of Directors’ responsibilities include among other things: (i) identifying individuals qualified to become Board members; (ii) recommending to the Board those individuals that should be nominees for election or re-election to the Board or otherwise appointed to the Board (with authority for final approval remaining with the Board); and (iii) developing criteria for evaluating prospective candidates to the Board.

Process For Identifying and Evaluating Candidates

The Board of Directors may identify potential Board candidates from a variety of sources, including recommendations from current directors or management or any other source the Board deems appropriate. The Board may also engage a search firm or a consultant to assist it in identifying, screening and evaluating potential candidates. The Board has been given sole authority to retain and terminate any such search firm or consultant.

In considering candidates for the Board, the Board evaluates the entirety of each candidate’s credentials. The Board considers, among other things: (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized Board committees—such as the audit committee or compensation committee.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. The Board believes that informal communications are currently sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board may send communications directly to the Company, at 6335 Ferris Square, Suite A, San Diego, CA 92121, Attention: Corporate Secretary. Such communications will be screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of receipt of a communication.

Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding. For information concerning stockholder proposals, see “—Stockholder Proposals for the 2007 Annual Meeting.”

PROPOSAL TWO

TO RATIFY AN AMENDMENT TO THE COMPANY’S 2005 STOCK OPTION/STOCK
ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
AVAILABLE FOR GRANT TO 5,340,000 SHARES

In November 2005, prior to and in connection with our merger with Lpath Therapeutics Inc., our directors and stockholders adopted the 2005 Stock Option/Stock Issuance Plan (the “2005 Plan”).  The 2005 Plan was identical to the 1998 Stock Option/Stock Issuance Plan of Lpath Therapeutics. Upon the effective date of the merger, each option granted under the Lpath Therapeutics stock option plan was automatically exchanged for one option under the 2005 Plan.

Under the 2005 Plan, officers, employees, directors and consultants may be granted incentive or non-qualified stock options to acquire Common Stock or may be granted stock issuance awards. The incentive stock options granted under the 2005 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.  The exercise price of each option is no less than the market price of the Company’s Common Stock on the date of the grant, and an option’s maximum term is ten years.  Options typically vest over a four-year period.  The Company has not granted any stock issuance awards under the 2005 Plan. Until April 25, 2006, the 2005 Plan provided for a maximum of 4,340,000 shares of Common Stock issuable pursuant to options and issuances made under the plan.

On April 25, 2006, the Board of Directors approved an amendment to the 2005 Plan to increase the number of shares of Common Stock available for grants from 4,340,000 to 5,340,000 (the “Plan Amendment”). To date, options to purchase 4,107,600 shares of the Common Stock have been granted under the 2005 Plan, 1,000 of such options have been exercised, and 72,200 have been terminated. The Company has not awarded any stock issuances under the 2005 Plan.

The adoption of the Plan Amendment by the Board of Directors reflects a determination by the Board that ensuring the availability of a sufficient number of, and various types of, options and awards available for grant under the 2005 Plan is important to the Company's ongoing efforts to attract and retain key senior management personnel and increase the interest of the Company's executive officers in the Company's continuing success.

Since the granting of options and stock issuance awards under the 2005 Plan is discretionary, the Company cannot at present determine the number of options and stock issuance awards that will be granted in the future to any person or group of persons or the terms of any future grant. The Compensation Committee will determine future option and award grants and the terms thereof in accordance with the terms of the 2005 Plan.

Set forth below is certain information concerning the 2005 Plan, a copy of which (including the Plan Amendment) is attached as Appendix C hereto.

Description of the 2005 Stock Option/Stock Issuance Plan

General. The purpose of the 2005 Plan is to allow employees, outside directors and consultants and other independent advisors of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 2005 Plan will qualify either as incentive stock options under Section 422 of the Internal Revenue Code or as non-qualified options. Options granted under the 2005 Plan would only be exercisable for Common Stock. The 2005 Plan also provides for a stock issuance program, pursuant to which plan participants may purchase stock directly from the Company, which shares may be fully vested or may vest over time. The Compensation Committee administers the 2005 Plan. The Compensation Committee designates the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

Number of Shares. The maximum number of shares of common stock available for issuance under the 2005 Plan is 5,340,000 shares (subject to stockholder approval), subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options granted under the 2005 Plan that expire or terminate will again be available for options to be issued under the 2005 Plan.

Exercise Price. The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted. The price at which shares of Common Stock may be purchased upon exercise of non-qualified stock options (called a “Non-Statutory Options” under the 2005 Plan) or pursuant to stock issuance awards must be at least 85% of the fair market value of Common Stock on the date the option is granted. If the grant of incentive or non-qualified options or stock issuance awards is made to a person holding more than 10% of the outstanding shares of Common Stock (a “10% Stockholder”), then in the price at which shares of Common Stock may be purchased upon exercise of such incentive or non-qualified options or stock issuance award must be at least 110% of fair market value of the Common Stock. Stock issuance awards may also be granted for past services to the Company rather than for a cash exercise price.

Each of the option exercise price and the stock issuance award exercise price is payable in cash or by check. In addition, the option price may also be paid through a sale and remittance procedure with any Company-designated broker, pursuant to which the option exercise price is remitted to the Company from the proceeds of any immediate sale of the shares of Common Stock acquired upon the exercise of options. Subject to restrictions imposed by Federal securities laws and the 2005 Plan, the Compensation may also permit employees to exercise options by delivery of a full-recourse promissory note.

Vesting. Except for grants or awards made to executive officers, independent directors and consultants, the vesting of options and shares of Common Stock issued pursuant to stock issuance awards cannot be more than five years (at twenty percent per year) with the initial vesting occurring not later than one year after the date of grant. The Compensation Committee has complete discretion with respect to the vesting of options and stock issuance awards made to executive officers, independent directors and consultants.

Dollar Limitations. The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 2005 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000.

Term. The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable later than ten years after the date of grant (or five years in the case of a 10% Stockholder). Subject to the terms of the 2005 Plan, the Board of Directors, at its sole discretion, shall determine when an option shall expire. The 2005 Plan provides that the vested portion of an option may be exercised for a period of twelve months after the death or disability of an option holder, and up to three months for any other termination of an option holder’s service to the Company. Upon any termination or expiration of service to the Company or the failure to achieve vesting objectives, then unvested shares of Common Stock issued under a stock issuance award shall be immediately surrendered to the Company for cancellation, and the holder will have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the holder for consideration paid in cash or cash equivalent, the Company will repay to the holder the cash consideration paid for the surrendered shares (or make such other adjustment with respect to cash equivalent payment attributable to such surrendered shares).

Corporate Transactions. In the event of a sale of the Company by merger, consolidation or sale of all or substantially all of the Company’s assets, the 2005 Plan provides that outstanding options shall vest and become immediately exercisable, unless the successor to the Company replaces the options with a cash incentive program that preserves the option holder’s spread on the unvested options at the time of the sale. Common Stock that is issued pursuant to a stock issuance award will also fully vest upon the sale of the Company by merger, consolidation or sale of all or substantially all of the Company’s assets unless the successor is assigned repurchase rights. The Compensation Committee may impose limitation on such acceleration with respect to any option or Common Stock that is issued pursuant to a stock issuance award.

Stockholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares. The holder of any shares of Common Stock issued to such holder under the Stock Issuance Program, whether or not the holder’s interest in those shares is vested, shall have full shareholder rights with respect to such shares, including the right to vote such shares and to receive any regular cash dividends paid on such shares.

Amendment to 2005 Plan. The Board of Directors may amend, suspend or discontinue the 2005 Plan, but it must obtain stockholder approval to certain amendments, such as the increase of the number of shares subject to the 2005 Plan, as required pursuant to applicable laws and regulations.

Certain Federal Income Tax Consequences of Option Grants and Exercises. Under current federal income tax law, the grant of incentive stock options under the 2005 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However the amount by which the fair market value of common stock at the time the option is exercised exceeds the option price is an “item of tax preference” of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of common stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the common stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 2005 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock (valued at fair market value), the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

                     The foregoing discussion summarizes the federal income tax consequences of the grant and exercise of stock options under the 2005 Plan based on current provisions of the Internal Revenue Code of 1986 (as amended to date), which are subject to change. This summary does not cover any state or local tax consequences of participation in the Stock Incentive Plan.

Securities authorized for issuance under equity compensation plans

The following table sets forth information about the common stock available for issuance under compensatory plans and arrangements as of April 25, 2006.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options under equity compensation plans	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders	4,106,600	$ 0.46	232,400

Equity compensation plans not approved by security holders	--	--	1,000,000(1)

Total	4,106,600	$ 0.46	1,232,400

The Company's only equity compensation plan is the 2005 Plan.

(1)  Represents the shares added to the 2005 Plan pursuant to the Plan Amendment.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to ratify the Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF AN AMENDMENT TO THE COMPANY’S 2005 STOCK OPTION/STOCK ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT UNDER THE PLAN TO 5,340,000 SHARES (ITEM 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF LEVITZ, ZACKS & CICERIC
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

Levitz, Zacks & Ciceric has served as the Company’s independent registered public accounting firm since December 2, 2005, when our sole director approved the appointment of Levitz, Zacks & Ciceric, independent auditors, to audit the accounts of the Company for the 2005 fiscal year. Prior to December 16, 2005, our sole director also performed all Audit Committee functions. Upon recommendation of the Audit Committee, the Board of Directors approved the engagement of Levitz, Zacks & Ciceric as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

The Audit Committee intends to meet with Levitz, Zacks & Ciceric in 2006 on a quarterly or more frequent basis. At such times, the Audit Committee will review the services performed by Levitz, Zacks & Ciceric, as well as the fees charged for such services.

A representative of Levitz, Zacks & Ciceric is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires. The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by Levitz, Zacks & Ciceric during Fiscal Years 2005.

Set forth below is certain information concerning fees billed to us by Levitz, Zacks & Ciceric in respect of services provided in 2005. Prior to our acquisition of Lpath Therapeutics Inc. on November 30, 2005, we were a shell company and, consequently, we incurred minimal fees for audit and related services. Levitz, Zacks & Ciceric served as the independent auditors for Lpath Therapeutics Inc., and performed the audits of their financial statements for the years ended December 31, 2003 and 2004. As indicated below, in addition to auditing and reviewing our financial statements, Levitz, Zacks & Ciceric provided us with other services in 2005. The audit committee has determined that the provision of these other services is compatible with maintaining the independence of Levitz, Zacks & Ciceric. The fees set forth below do not include the fees charged by Levitz, Zacks & Ciceric to Lpath Therapeutics Inc. for the same or similar services.

Audit Fees. Aggregate fees billed for professional services rendered during 2005 by Levitz, Zacks & Ciceric in connection with its audit of the Company’ s consolidated financial statements for the year ended December 31, 2005, its audit of the financial statements of Lpath Therapeutics Inc. for the years ended December 31, 2003 and 2004, its reviews of the unaudited condensed interim financial statements Lpath Therapeutics Inc., and for SEC consultations and filings were $68,903.

Tax Fees. Aggregate fees billed for professional services rendered during 2005 by Levitz, Zacks & Ciceric in connection with its income tax compliance and related tax services for the years ended December 31, 2004 and 2005 were $10,372.

All Other Fees. There were no other professional services rendered to us by Levitz, Zacks & Ciceric in 2005.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The charter of the audit committee, which was adopted in April 2006, requires that the committee pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to any exception permitted by law or regulation. Our sole director pre-approved all auditing services and permitted non-audit services rendered by Levitz, Zacks & Ciceric in 2005.

                Vote required. Submission of the appointment to stockholder approval is not required. However, the Board of Directors will reconsider the appointment if it is not approved by stockholders. The appointment will be deemed ratified if a majority of the shares entitled to vote on this matter, votes in favor of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LEVITZ, ZACKS & CICERIC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006 (ITEM 3 ON THE ENCLOSED PROXY CARD).

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Lpath, Inc. with respect to Lpath’s audited financial statements for the fiscal year ended December 31, 2005, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2005. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review With Management

The members of the Audit Committee reviewed and discussed the audited financial statements with certain members of the management of the Company.

Review and Discussions With Independent Accountants

The Audit Committee of the Board of Directors of Lpath, Inc. met on March 4, 2005 to review the financial statements for the fiscal year ended December 31, 2005 audited by Levitz, Zacks & Ciceric, Lpath’s independent registered public accounting firm. The Audit Committee discussed with a representative of Levitz, Zacks & Ciceric the matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from Levitz, Zacks & Ciceric required by Independence Standards Board Standard No. 1 and has discussed with Levitz, Zacks & Ciceric its independence.

Conclusion

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Charles Mathews, Director
John Lyon, Director

 EXECUTIVE COMPENSATION

                The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our three other most highly compensated executive officers during the year ended December 31, 2005.  No other executive officer received salary and bonus compensation from us in excess of $100,000 in the year ended December 31, 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards		All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)
Scott Pancoast.	2005	$64,833	—	—	1,048,840	—
President and Chief	2004	$—	—	—	—	—
Executive Officer (1)	2003	$—	—	—	—	—

Roger Sabbadini, Ph.D., Vice	2005	$76,290	—	—	341,810	—
President and Chief	2004	$76,036	—	—	50,000	—
Scientific Officer	2003	$17,547	—	—	—	—

Gary Atkinson,	2005	$31,423	—	—	300,000	—
Vice President (2) and	2004	$—	—	—	—	—
Chief Financial Officer	2003	$—	—	—	—	—

Wm. Garland, Ph.D. Vice President,	2005	$36,000	—	—	175,175	—
Drug Development	2004	$9,000	—	—	50,000	—
	2003	—	—	—	166,000	—

(1) In March 2005, Scott Pancoast joined Lpath as its President and Chief Executive Officer. Mr. Pancoast has continued to serve as the Executive Vice President of Western States Investment Corporation (“WSIC”).  During 2005 WSIC charged Lpath for a portion of Mr. Pancoast’s compensation and benefits, based on the proportion of his time committed to Lpath matters.  From March 1, 2005 through December 31, 2005, Lpath paid WSIC $82,986 for Mr. Pancoast’s compensation and benefits.  On January 1, 2006 Mr. Pancoast became a direct employee of the Registrant. While Mr. Pancoast is directly employed by us, he will continue to spend a portion of his time working on WSIC related matters, for which we will charge WSIC.

(2) In October 2005, Gary Atkinson joined Lpath as its Vice President and Chief Financial Officer at an annual salary of $190,000.

Option Grants in Last Fiscal Year

                 The following table sets forth certain information with respect to stock options granted to the individuals named in the Summary Compensation Table during the fiscal year ended December 31, 2005. The percentage of total options granted is based upon our granting options to employees, directors and consultants in 2005 to purchase an aggregate of 2,350,800 shares of our common stock.

	Individual Grants
T		% of Total
	Number of	Options
	Shares	Granted to
	Underlying	Employees	Exercise
	Options	in Last	Price per	Expiration
Name	Granted	Fiscal Year	Share	Date
Scott Pancoast	600,000	26%	$0.08	Mar. 28, 2015
	248,840	11%	0.22	May 15, 2015
	200,000	9%	0.80	Nov. 29, 2015
Total	1,048,840	45%

Roger Sabbadini	100,000	4%	$0.08	Mar. 28, 2015
	121,810	5%	0.22	May 15, 2015
	120,000	5%	0.80	Nov. 29, 2015
Total	341,810	15%

William Garland	75,175	3%	$0.22	May 15, 2015
	100,000	4%	0.80	Nov. 29, 2015
Total	175,175	7%

Gary Atkinson	225,000	10%	$0.64	Oct. 27, 2015
	75,000	3%	0.80	Nov. 29, 2015
Total	300,000	13%

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table describes for the named executive officers the number and value of securities underlying exercisable and unexercisable options held by them as of December 31, 2005.

	Shares		Number of Securities	Value of Unexercised
	Acquired		Underlying Unexercised	In-the Money Options at
	on	Value	Options at Dec. 31, 2004	Dec. 31, 2004
Name	Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Scott Pancoast	-0-	-0-	236,875 / 926,965	$ 361,406 / $1,230,243

Roger Sabbadini	-0-	-0-	268,750 / 323,060	$ 403,938 / $387,660

Bill Garland	-0-	-0-	181,625 / 209,550	$ 281,519 / $237,023

Gary Atkinson	-0-	-0-	-0- / 300,000	$ -0- / $552,000

Employment Agreements and Change of Control Arrangements

      On March 27, 2006, following the approval of the Company’s Compensation Committee and Board of Directors, the Company entered into written agreements with its key officers and/or consultants.

      Scott Pancoast, our CEO and President, will be paid a base salary of $330,000 per annum, effective as of January 1, 2006.  Gary Atkinson, our Vice President and Chief Financial Officer, will be paid a base salary of $210,000 per annum, effective as of February 6, 2006.  Both Mr. Pancoast and Mr. Atkinson will devote their full time duties to the Company, except that a portion of their respective time may be devoted to matters relating to Western States Investment Corporation (in which case, we will be reimbursed by WSIC).  Both Mr. Pancoast and Mr. Atkinson may be granted annual bonuses and stock options at the discretion of the Board, upon review and recommendation by the Compensation Committee.

      William Garland, our Vice President, Development will be paid a base of $170,000.00 per annum, effective as of January 1, 2006, pursuant to his consulting agreement.  Services rendered by Professor Garland in excess of 36 hours (up to 44 hours) per week will be compensated at the rate of $100 per hour and any hours in excess of 44 hours per week will be paid at $150 per hour.  Professor Garland was also granted stock options in connection with his consulting agreement.

      Roger Sabbadini, our Vice President and Chief Scientific Officer, will be paid a base fee of $9,670.00 per month pursuant to his consulting agreement.  In addition, the Company will pay San Diego State University, where Professor Sabbadini is a faculty member, a fixed amount of $57,683.27 to enable Professor Sabbadini to devote more time to his activities with us.  Professor Sabbadini may be granted bonuses and stock options at the discretion of the Board, upon review and recommendation by the Compensation Committee.

      The form of each of the employment or consulting agreements described above is attached as an exhibit to a Current Report on Form 8-K filed with the SEC on March 29, 2006.

Compensation Committee Report on Executive Compensation

  The Compensation Committee of the Board of Directors, which is composed of outside directors, is responsible for setting and administering the policies and programs that govern compensation. The Compensation Committee was originally formed in March 2006. Prior to that time, the Board of Directors performed the function of the Compensation Committee. From the date of our acquisition of Lpath Therapeutics Inc. on November 30, 2005, to the formation of the Compensation Committee in March 2006, there were no changes to executive compensation. For 2005, the Company’s executive compensation consisted of two components: (1) an annual component, i.e., salaries, and (2) a long-term component, i.e., stock options. The Compensation Committee bases its decisions on executive compensation based on individual assessments of the amount of compensation required to attract individuals to fill positions in the Company and motivate those individuals to focus on achieving the objectives of the Company. The Compensation Committee seeks to reward the management team if the Company achieves its corporate objectives, and it also recognizes meaningful differences in individual performance and offers the opportunity for executives to earn rewards when merited by individual performance.

Annual Component. Salaries for executive officers are determined by the Committee with reference to the job description and a general assessment of the executive’s performance, experience and potential. The Company does not pay year-end bonuses. However, bonuses may be granted subject to accomplishment of significant corporate objectives. The Committee establishes these salaries annually, depending upon the individual.

Long-Term Component. The Compensation Committee awards stock options or contingent stock options to its executive officers based on the Committee’s assessment of the accomplishment of corporate and individual objectives. These options provide the opportunity to buy a number of shares of the Company’s Common Stock at a price equal to the market price of the stock on the date of Committee approval of the grant. These options are generally subject to a four-year vesting schedule, so that they become exercisable in annual installments during the participant’s period of service with the Company. The Committee believes that, because these options gain value only to the extent that the price of the Company’s Common Stock increases above the option exercise price during the term of the optionee’s service, management’s equity participation offers a significant incentive and helps to create a long-term partnership between management/owners and other stockholders. The Committee believes that the grant of stock options should reflect the Company’s success in meeting objectives established by the Board, each individual officer’s ability to attain such objectives and such officer’s contribution towards the attainment of past objectives.

The Compensation Committee of the Board of Directors:

John Lyon
Charles Mathews

Section 16(a) Beneficial Ownership Reporting Compliance.

No person who, during the fiscal year ended December 31, 2005, was a director or officer of the Company, or beneficial owner of more than ten percent of the Company’s Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the “Act”)), failed to file on a timely basis reports required by Section 16 of the Act during such fiscal year, except for William Garland, who filed his Form 3 late on December 20, 2005. The foregoing is based solely upon a review by the Company of Forms 3 and 4 relating the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

Security Ownership of Certain Beneficial Owners and Management.

                 The following table sets forth information on the beneficial ownership of the Registrant’s Class A common stock by executive officers and directors, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of March 28, 2006.  Except as listed below, the address of all owners listed is c/o Lpath, Inc., 6335 Ferris Square, Suite A, San Diego, CA  92121.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
Donald Swortwood Western States Investment Group 6335 Ferris Square, Ste A, San Diego, CA 92121	5,522,200	(3)	21.7%

Letitia Swortwood Western States Investment Group 6335 Ferris Square, Ste A, San Diego, CA 92121	5,522,200	(4)	21.7%

Roaring Fork Capital SBIC, L.P. 800 East Prentice Ave., Ste 745 Greenwood Village, CO 80111	3,157,500	(5)	12.2%

Johnson & Johnson Development Corp. One Johnson & Johnson Plaza New Brunswick, NJ 08933	2,012,544	(6)	8.0%

E. Jeffrey Peierls (7) 73 S. Holman Way Golden, CO 80401	1,840,000	(7)	7.3%

Brian E. Peierls (8) 7808 Harvestman Cove Austin, TX 78731	1,760,000	(8)	7.0%

Scott Pancoast President, Chief Executive Officer and Director	463,644	(9)	1.8%

Roger Sabbadini, Ph.D. Founder, Chief Scientific Officer, and Director	1,114,240	(10)	4.5%

John Lyon Director	120,369	(11)	* %

Charles Mathews Director	-0-		* %

William Garland, Ph.D. Vice President, Drug Development	208,235	(12)	* %

Gary Atkinson Vice President and Chief Financial Officer	-0-		* %

All directors and executive officers as a group (five persons)	1,960,488		7.4%

               From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

* Less than one percent.

(1) A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2) Percentage information is based on 24,611,393 shares of Class A Common Stock outstanding as of April 20, 2006, plus each person’s warrants or options that are currently exercisable or that will become exercisable within 60 days of April 20, 2006. Percentage information for each person assumes that no other individual will exercise any warrants and/or options.

(3) Includes 866,085 shares of Class A common stock issuable upon the exercise of warrants.

(4) Includes 866,085 shares of Class A common stock issuable upon the exercise of warrants.

(5) Includes 1,245,000 shares of Class A common stock issuable upon the exercise of warrants.

(6) Includes 566,468 shares of Class A common stock issuable upon the exercise of warrants.

(7) Includes 150,000 shares of Class A common stock and 90,000 shares of Class A common stock issuable upon the exercise of warrants owned directly by Mr. E. Jeffrey Peierls. Also includes 900,000 shares of Class A common stock and 540,000 shares of Class A common stock issuable upon the exercise of warrants held by The Peierls Foundation, Inc. (the “Foundation”), and 100,000 shares of Class A common stock and 60,000 shares of Class A common stock issuable upon the exercise of warrants held by the U. D. Ethel Peierls Charitable Lead Unitrust (the “Unitrust”). Mr. E. Jeffrey Peierls is the President and a Director of the Foundation and is a Co-Trustee of the Unitrust and may be deemed to share indirect ownership of the securities owned by the Foundation and the Unitrust, however he has no pecuniary interest in the securities owned by either the Foundation or the Unitrust.

(8) Includes 100,000 shares of Class A common stock and 60,000 shares of Class A common stock issuable upon the exercise of warrants owned directly by Mr. Brian E. Peierls. Also includes 900,000 shares of Class A common stock and 540,000 shares of Class A common stock issuable upon the exercise of warrants held by The Peierls Foundation, Inc. (the “Foundation”), and 100,000 shares of Class A common stock and 60,000 shares of Class A common stock issuable upon the exercise of warrants held by the U. D. Ethel Peierls Charitable Lead Unitrust (the “Unitrust”). Mr. Brian E. Peierls is the Vice President and a Director of the Foundation and is a Co-Trustee of the Unitrust and may be deemed to share indirect ownership of the securities owned by the Foundation and the Unitrust, however he has no pecuniary interest in the securities owned by either the Foundation or the Unitrust.

(9) Includes 31,250 shares of Class A common stock issuable upon the exercise of warrants and 369,894 shares of Class A common stock issuable upon the exercise of outstanding options.

(10) Includes 314,240 shares of Class A common stock issuable upon the exercise of outstanding options.

(11) Includes 120,369 shares of Class A common stock issuable upon the exercise of outstanding options.

(12) Includes 208,235 shares of Class A common stock issuable upon the exercise of outstanding options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             Scott Pancoast, our President, Chief Executive Officer and Secretary and a member of our board of directors, has been President and Chief Executive Officer of our subsidiary, Lpath Therapeutics, since March 2005.  He has continued to serve as the Executive Vice President of Western States Investment Corporation (“WSIC”).  During 2005 WSIC charged us for a portion of Mr. Pancoast’s compensation and benefits, based on the proportion of his time committed to Lpath Therapeutics matters.  From March 1, 2005 through December 31, 2005, Lpath paid WSIC $82,986 for Mr. Pancoast’s compensation and benefits.  On January 1, 2006, Mr. Pancoast became our direct employee.  While Mr. Pancoast is directly employed by us, he will continue to spend a portion of his time working on WSIC related matters, for which we will charge WSIC.

              Gary Atkinson was appointed Vice President and Chief Financial Officer of Lpath Therapeutics on October 26, 2005.  Mr. Atkinson is directly employed by us, but will spend up to 30% of his time working on projects related to WSIC, for which we will charge WSIC.

              On August 12, 2005, Lpath Therapeutics signed a five-year lease for 7,300 square feet of laboratory and office space in a building located at 6335 Ferris Square, San Diego, California.  Western States Investment Corporation, which is co-owned by the company’s two largest shareholders, has subleased approximately 2,000 square feet of the executive offices in this facility.  The terms of such sublease, in general, mirror the terms of Lpath Therapeutics’ direct lease; however, WSIC has the right to terminate the sublease should Lpath Therapeutics be purchased by or merged into another company.

               To enter into the operating lease agreement described above, the landlord required that $360,000 of the lease obligation be guaranteed.  This guarantee was provided for Lpath Therapeutic by WSIC in exchange for a warrant to purchase 588,000 shares of Lpath Therapeutic’s common stock.  The warrant terms include an exercise price of $0.80 per share, with an expiration date of May 31, 2007.  The value of this warrant was calculated, using the Black-Scholes model, to be $61,485. As part of the merger in which we acquired Lpath Therapeutics, we issued a warrant with the same terms to WSIC but the warrant is exercisable to purchase the same number of shares of our Class A common stock.

We believe that each of the transactions set forth above were entered into on (i) terms as fair as those that could be obtained from independent third parties, and (ii) were ratified by a majority (but no less than two) of our independent directors who did not have an interest in the transaction and who had access to our counsel at our expense.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the meeting. Under current Securities and Exchange Commission rules, to be included in the Company’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2006 annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than January 16, 2006. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Such proposal should be addressed to the Secretary of the Company, Scott R. Pancoast. In addition, the proxy solicited by the Board of Directors for the 2007 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2007 annual meeting of stockholders that is not described in the 2007 proxy statement unless the Company has received notice of such proposal on or before the close of business on January 13, 2007. However, if the Company determines to change the date of the 2006 annual meeting of stockholders more than 30 days from June 29, 2006, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2007 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission.

ANNUAL REPORTS

Our 2005 Annual Report to Stockholders, which contains our Annual Report on Form 10-K, including its financial statements for the year ended December 31, 2005, accompanies this proxy statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2005 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Terry Trzcinka, Controller, 6335 Ferris Square. Suite A, San Diego, CA 92121, telephone (858) 678-080.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scott R. Pancoast
Scott R. Pancoast
President, Chief Executive Officer and Secretary

April 28, 2006

List of Appendices

Appendix A - Compensation Committee Charter

Appendix B - Audit Committee Charter

Appendix C - 2005 Stock Option/Stock Issuance Plan

Appendix A

Lpath, Inc.
Compensation Committee Charter

Approved by the Board of Directors on March 4, 2006

I.    PURPOSE

The primary purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Lpath, Inc. (the “Company”) is: to advise the Board with respect to the Company’s compensation policies and to act for the Board to the extent set forth herein.

II.   ORGANIZATION

•
The Committee shall initially consist of not less than two members and shall, prior to listing on a nationally-recognized securities exchange, consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the Nasdaq Stock Market and any other requirements pertaining to members of the Committee, or Directors generally, under applicable law or regulation.

•
Committee members shall be appointed by the Board and, other than for their earlier death, resignation or removal by the Board, shall serve until their successors shall be duly elected and qualified. The Committee’s chair shall be designated by the Board. If the chair is not present at a meeting, the member with the longest service on the Committee will serve as chair for that meeting.

III.   STRUCTURE AND MEETINGS
•	The Committee is required to hold four regularly scheduled meetings each year, and shall hold such special meetings as it deems appropriate in order to carry out its responsibilities.

•	The chair of the Committee will preside at each meeting and will approve the agenda of items to be addressed at each regularly scheduled meeting.

•	Management will circulate a proposed agenda for each regular meeting to each Committee member in advance of the meeting.

IV.   GOALS AND RESPONSIBLITIES

•
Oversee the development of guidelines for, and review and approve the compensation policies of, the Company in general and, specifically, review and approve compensation of individual senior officers of the Company;

A-1

•
Make recommendations to the Board regarding corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of these goals and objectives and such factors as the Committee deems appropriate, and recommend for approval by the Board the Chief Executive Officer’s compensation based on this evaluation;

•	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;

•
Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, establish criteria for the granting of options and stock grants to the Company’s officers and other employees, and (other than for the CEO) review and approve the granting of options and stock grants in accordance with such criteria;

•	Review and approve the Company’s personnel policies and plan, including retirement, savings, and benefit plans, and advise the Board of such actions when necessary in the Committee’s judgment;

•	Review and approve major organizational and staffing matters, including senior management employment, promotion, retention and severance matters;

•
Periodically review the Company’s policies regarding long-term accumulation of Company stock by senior members of Management and the alignment of management’s interests with those of the Company and make recommendations of any changes thereto to the Board;

•	Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

•	Perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law as the Committee of the Board deems appropriate.

V.    PERFORMANCE EVALUATION

•	The Committee shall conduct an annual self-evaluation with respect to its performance, and shall share the results of its self-evaluation with the Board.

VI.   COMMITTEE RESOURCES
•	The Committee shall have the sole authority to retain and terminate any consultants, legal counsel, or other advisors as it may deem appropriate in its sole discretion.

•	The Committee shall have sole authority to approve related fees and terms of employment for any consultants, counsel, or any other advisor that it retains.

•	Any consultant retained by the Committee shall report solely to the Committee.

A-2

Appendix B

Lpath, Inc.
Audit Committee Charter

Approved by the Board of Directors on April 25, 2006

I.    PURPOSE

The primary purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Lpath, Inc. (the “Corporation”) is: to advise the Board with respect to its obligation to monitor the integrity of the financial statements and reporting process of the Corporation (including internal control functions and the approach of the Corporation to business ethics and compliance with legal and regulatory requirements), and to exercise on behalf of the Board the specific authority set forth in this Charter.

II.   ORGANIZATION AND MEETINGS

The Committee shall be comprised of directors who meet the independence, experience, and expertise requirements for members of public Corporation audit committees under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the exchange or market on which the Corporation’s securities are traded or listed. Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members and Chair of the Committee shall be appointed by, and serve at the pleasure of, the Board.

The Committee shall meet at least quarterly. The Committee Chair has the power to call a meeting upon three days notice. Committee members may attend meetings by teleconference. No Committee member shall vote on any matter in which he or she is not independent.

The Committee shall keep minutes of its meetings and shall make regular reports on its activities to the Board of Directors.

III.   AUTHORITY AND RESPONSIBILITIES

In discharging its oversight role, the Committee has the authority to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation. The Committee shall have the authority to retain, and set the compensation of, independent legal, accounting, or other consultants to advise the Committee. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Auditor and to any advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, accountant, or Auditor to attend a meeting of the Committee or to meet with any member(s) of, or consultants to, the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; as this is the responsibility of management. Nor is it the duty of the Committee to conduct investigations to resolve disagreements, if any, between management and the Auditor, or to assure compliance with laws and regulations; such items are the responsibility of the Board.

In carrying out its responsibilities, the Committee shall:

1.
Have sole authority to appoint, terminate, replace and establish the compensation of the “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Corporation’s independent auditor (herein the “Auditor”). The Committee shall be directly responsible for the compensation and oversight of the work of the Auditor for the purposes of preparing or issuing an audit report or related work. The Auditor shall report directly to the Committee, it being recognized that the Auditor is ultimately accountable to the Board and the Committee as representatives of the holders of equity interests in the Corporation.

2.	Approve in advance all permitted, non-audit services (including the fees and terms thereof) to be provided by the Auditor, as permitted by applicable law or regulation.

3.
Obtain and review, at least annually, a report by the Auditor describing: (i) the Auditor’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to address these issues; and (iii) all relationships between the Auditor and the Corporation. Evaluate the qualifications, performance, and independence of the Auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the Auditor’s independence, and taking into account the opinions of management of the Auditor. The Committee shall present such conclusions with respect to the Auditor to the Board.

4.	Request from the Auditor, at least annually, a formal written statement regarding the Auditor’s independence consistent with Independence Standards Board Standard No. 1.

5.
Discuss such written statement with the Auditor concerning any disclosed relationships between the Auditor and the Corporation, and if so determined by the Committee, recommend that the Board take appropriate action to assure the independence of the Auditor.

6.	Review major changes to the Corporation’s accounting principles and practices taking into consideration the views of the Auditor, internal or external accountants or management.

7.	Obtain from the Auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

8.
Recommended to the Board whether, or not, the audited or Auditor-reviewed financial statements of the Corporation are appropriate to be included in the quarterly or annual reports of the Corporation. Prior to such recommendation to the Board, the Committee shall:

a.
Review with management and the Auditor the audited or reviewed financial statements and related footnotes to be included in the Corporation’s annual or quarterly report including the Corporation’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and review and consider with the Auditor the matters required to be discussed by the Statement of Auditing Standards (“SAS”) No. 61.

b.	Review and discuss reports from Auditor relating to:

(i)	All critical accounting policies and practices to be used.

(ii)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor.

(iii)	Other material written communications between the Auditor and management, such as any management letter or schedule of unadjusted differences.

c.
Review with the Auditor the completed audit, including a review of any major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Corporation’s financial statements, and any management letter provided by the Auditor and the Corporation’s response to that letter and review any difficulties the Auditor encountered in the course of its audit work (including any restrictions on the scope of the Auditor’s activities or on access to information, and any significant disagreements with management) and management’s response.

d.
Review with management and the Auditor the Corporation’s quarterly financial statements and the matters required to be discussed by SAS No. 61 prior to the release of quarterly earnings to the public or the filing of the financial statements with the SEC or other regulatory agencies.

e.
Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Principal Financial Officer during their certification process for the Form 10-K or 10-KSB and Form 10-Q or 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

f.	Review any major changes to the Corporation’s accounting principles and practices as may be suggested by management.

g.	Provide sufficient opportunity for the Auditor to meet with the Committee without any members of management being present.

9.	In pursuit of its obligations under this Charter, the Committee shall, from time to time:

a.	Annually review and reassess the adequacy of this Charter and submit any amendments to the Board for approval.

b.	Have prepared the reports required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

c.	Discuss with management and the Auditor the quality and adequacy of the Corporation’s internal controls.

d.	Review and approve all related-party transactions.

e.	Review the Corporation’s approach to business ethics and compliance with the law and make any recommendations relating thereto the Board.

f.
Establish procedures for (i) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and (ii) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters.

g.	Review the compliance of management with any investment policies established by the Board.

h.
Review the Corporation’s expense reimbursement policies, especially including the expensed reports of the chief executive officer of the Corporation, as may be adopted by the Board and make recommendations relating thereto to the Board.

i.	Investigate any matter brought to the attention of the Committee that is within the scope of its duties if, in the judgment of the Committee, that should be appropriate.

Appendix C

LPATH, INC.

2005 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.              PURPOSE OF THE PLAN

This 2005 Stock Option/Stock Issuance Plan is intended to promote the interests of Lpath, Inc., a Nevada corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A.            The Plan shall be divided into two (2) separate equity programs:

(i)     the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii)    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B.            The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.           ADMINISTRATION OF THE PLAN

A.            The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B.            The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

IV.           ELIGIBILITY

A.            The persons eligible to participate in the Plan are as follows:

(i)     Employees,

(ii)    non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii)   consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.             The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C.             The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.            STOCK SUBJECT TO THE PLAN

A.            The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 5,340,000 shares.

B.            Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C.            Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.  In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I.              OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator, provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.            Exercise Price.

1.             The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions;

(i)    The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)    If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2.             The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i)    in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii)   to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.            Exercise and Term of Options.  Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.            Effect of Termination of Service.

1.             The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)    Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(ii)   Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii)   If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee’s death to exercise such option.

(iv)   Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v)    During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

(vi)   Should Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

2.      The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to;

(i)     extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)    permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.            Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E.             Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.  The Plan Administrator may not impose a vesting schedule upon the option grant or any shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

F.             First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

G.            Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.

H.            Withholding. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

II.            INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.            Eligibility. Incentive Options may only be granted to Employees.

B.            Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.            Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.            10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.           CORPORATE TRANSACTION

A.            The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation’s repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.            All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or  (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.            Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.            Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.             The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation’s repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

F.             The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.  In addition, the Plan Administrator may provide that one or more of the

Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

G.            The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

H.            The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.           CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.              STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.            Purchase Price.

1.             The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date.  However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

2.             Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)     cash or check made payable to the Corporation, or

(ii)    past services rendered to the Corporation (or any Parent or Subsidiary).

B.             Vesting Provisions.

1.             Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members of independent consultants.

2.             Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.             The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.             Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

5.             The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non- attainment of the applicable performance objectives.

C.            First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

II.            CORPORATE TRANSACTION

A.            Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or

(ii)    such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B.            The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

III.           SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I.              FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.            EFFECTIVE DATE AND TERM OF PLAN

A.            The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.            The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.  All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III.           AMENDMENT OF THE PLAN

A.            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.  In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

B.            Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.           USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.            WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI.           REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VII.         NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.        FINANCIAL REPORTS

The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

As approved and adopted by the Board of Directors of Lpath, Inc. (then known as Neighborhood Connections Inc.) on November 29, 2005 and approved by Stockholders on November 29, 2005.

APPENDIX

The following definitions shall be in effect under the Plan:

A.            Board shall mean the Corporation’s Board of Directors.

B.            Code shall mean the Internal Revenue Code of 1986, as amended.

C.            Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

D.            Common Stock shall mean the Corporation’s common stock.

E.             Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i)            a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)           the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

F.             Corporation shall mean Lpath, Inc., Nevada corporation, and any successor corporation to all or substantially all of the assets or voting stock of Lpath, Inc. which shall by appropriate action adopt the Plan.

G.            Disability  shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H.            Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.              Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.             Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)            If the Common Stock is at the time traded on the Nasdaq National Market (or the Nasdaq Capital Market or the OTC Bulletin Board), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market (or the Nasdaq Capital Market or the OTC Bulletin Board). If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)           If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)          If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K.            Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L.             Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)            such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)           such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

M.           Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

N.            1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O.            Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P.             Option Grant Program shall mean the option grant program in effect under the Plan.

Q.            Optionee shall mean any person to whom an option is granted under the Plan.

R.            Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.             Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T.            Plan shall mean the Corporation’s 2005 Stock Option/Stock Issuance Plan, as set forth in this document.

U.            Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V.            Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W.           Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

June 29, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott R. Pancoast and Gary J. G. Atkinson, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Lpath, Inc. (the "Company") to be held at the offices of the Company at 6335 Ferris Square, Suite A, San Diego, California 92121 on Thursday, June 29, 2006, at 10:30 a.m., Pacific Daylight Time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

 If any other business may properly come before the meeting, or if cumulative voting is required, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

June 29, 2006

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.

’ Please detach along perforated line and mail in the envelope provided. ’

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.     Election of Directors
            NOMINEES:
☐    FOR ALL NOMINEES   š Scott R. Pancoast
                                                                           š Roger A. Sabbadini
☐    WITHHOLD AUTHORITY                   š John R. Lyon
        FOR ALL NOMINEES                            š Charles A. Mathews

☐    FOR ALL EXCEPT
        (See instructions below)

INSTRUCTION 1: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold your vote, as shown here:  ˜

INSTRUCTION 2: To cumulate votes as to a particular nominee(s) as explained in the Proxy Statement, indicate the name(s) and the number of votes to be given to such nominee(s) in the space provided below.)

 FOR                AGAINST           ABSTAIN

2.     Approval of the amendment to the 2005 Stock Option                             ☐    ☐    ☐
        Plan to increase the number of shares of Class A common
stock covered by the plan from 4,340,000 to 5,340,000

3.     Ratification of Appointment of Levitz, Zacks &            ☐    ☐    ☐
Ciceric as Independent Auditors for the year
ending December 31, 2006

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of directors, for approval of proposal and no vote will be cast for proposal 2.

Signature of Stockholder ________________________________________ Date:__________________________

Signature of Stockholder ________________________________________ Date: __________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.